                                                                     Exhibit 4.2

================================================================================

                                 STEELCASE INC.

                                     Issuer

                                       AND

                                   as Trustee

                                    INDENTURE

                                   Dated as of

                          Subordinated Debt Securities

================================================================================

                            CROSS-REFERENCE TABLE(1)

Section of Trust Indenture Act
of 1939, as amended......................................   Section of Indenture
310(a)...................................................                   7.09
310(b)...................................................                   7.08
                                                                            7.10
310(c)...................................................           Inapplicable
311(a)...................................................                   7.13
311(b)...................................................                   7.13
311(c)...................................................           Inapplicable
312(a)...................................................                   5.01
                                                                         5.02(a)
312(b)...................................................                5.02(c)
312(c)...................................................                   5.05
313(a)...................................................                5.04(a)
313(b)...................................................                5.04(b)
313(c)...................................................                5.04(a)
                                                                         5.04(b)
313(d)...................................................                5.04(c)
314(a)...................................................                   5.03
314(b)...................................................           Inapplicable
314(c)...................................................                  14.06
314(d)...................................................           Inapplicable
314(e)...................................................                  14.06
314(f)...................................................           Inapplicable
315(a)...................................................                7.01(c)
                                                                            7.02
315(b)...................................................                7.01(b)
315(c)...................................................                7.01(a)
315(d)...................................................                7.01(c)
315(e)...................................................                   6.07
316(a)...................................................                   6.06
                                                                            8.04
316(b)...................................................                   6.04
316(c)...................................................                   8.01
317(a)...................................................                   6.02
317(b)...................................................                   4.03
318(a)...................................................                  14.08

----------
(1) This Cross-Reference Table does not constitute part of the Indenture and shall not have any bearing on the interpretation of any of its terms or provisions.

                              TABLE OF CONTENTS(1)

                                                                            Page
                                                                            ----
PARTIES..................................................................     1

RECITALS.................................................................     1

                                    ARTICLE I

                                   Definitions

SECTION 1.01  Definitions of Terms.......................................     1

                                ARTICLE II

                   Issue, Description, Terms, Execution,
                  Registration and Exchange of Securities

SECTION 2.01  Designation and Terms of Securities........................     8
SECTION 2.02  Form of Securities and Trustee's Certificate...............     9
SECTION 2.03  Denominations; Provisions for Payment......................    10
SECTION 2.04  Execution and Authentications..............................    11
SECTION 2.05  Registration of Transfer and Exchange......................    12
SECTION 2.06  Temporary Securities.......................................    13
SECTION 2.07  Mutilated, Destroyed, Lost or Stolen Securities............    13
SECTION 2.08  Cancellation...............................................    14
SECTION 2.09  Benefits of Indenture......................................    14
SECTION 2.10  Authenticating Agent.......................................    15
SECTION 2.11  Global Securities..........................................    15

                                ARTICLE III

           Redemption of Securities and Sinking Fund Provisions

SECTION 3.01  Redemption.................................................    16
SECTION 3.02  Notice of Redemption.......................................    16
SECTION 3.03  Payment Upon Redemption....................................    17
SECTION 3.04  Sinking Fund...............................................    18
SECTION 3.05  Satisfaction of Sinking Fund Payments with Securities......    18
SECTION 3.06  Redemption of Securities for Sinking Fund..................    18

                                ARTICLE IV

                             Certain Covenants

SECTION 4.01  Payment of Principal, Premium and Interest.................    19
SECTION 4.02  Maintenance of Office or Agency............................    19

SECTION 4.03  Paying Agents..............................................    19
SECTION 4.04  Appointment to Fill Vacancy in Office of Trustee...........    20

                                 ARTICLE V

                    Securityholders' Lists and Reports
                      by the Company and the Trustee

SECTION 5.01  Company to Furnish Trustee Names and Addresses of
              Securityholders............................................    20
SECTION 5.02  Preservation Of Information; Communications With
              Securityholders............................................    21
SECTION 5.03  Reports by the Company.....................................    21
SECTION 5.04  Reports by the Trustee.....................................    22
SECTION 5.05  No Accountability by Reason of Disclosure..................    22

                                ARTICLE VI

                Remedies of the Trustee and Securityholders
                            on Event of Default

SECTION 6.01  Events of Default..........................................    22
SECTION 6.02  Collection of Indebtedness and Suits for
              Enforcement by Trustee.....................................    24
SECTION 6.03  Application of Moneys Collected............................    25
SECTION 6.04  Limitation on Suits........................................    26
SECTION 6.05  Rights and Remedies Cumulative; Delay or
              Omission Not Waiver........................................    26
SECTION 6.06  Control by Securityholders.................................    27
SECTION 6.07  Undertaking to Pay Costs...................................    27

                                ARTICLE VII

                          Concerning the Trustee

SECTION 7.01  Certain Duties and Responsibilities of Trustee.............    28
SECTION 7.02  Certain Rights of Trustee..................................    29
SECTION 7.03  Trustee Not Responsible for Recitals, Validity of
              Securities or Application of Proceeds Thereof..............    30
SECTION 7.04  May Hold Securities........................................    30
SECTION 7.05  Moneys Held in Trust.......................................    31
SECTION 7.06  Compensation and Reimbursement.............................    31
SECTION 7.07  Reliance on Officers' Certificate..........................    31
SECTION 7.08  Disqualification; Conflicting Interests....................    31
SECTION 7.09  Corporate Trustee Required; Eligibility....................    32
SECTION 7.10  Resignation and Removal; Appointment of Successor..........    32
SECTION 7.11  Acceptance of Appointment By Successor.....................    33
SECTION 7.12  Merger, Conversion, Consolidation or Succession to Business    34
SECTION 7.13  Preferential Collection of Claims Against the Company......    35

                               ARTICLE VIII

                      Concerning the Securityholders

SECTION 8.01  Evidence of Action by Securityholders......................    35

SECTION 8.02  Proof of Execution by Securityholders......................    35
SECTION 8.03  Who May be Deemed Owners...................................    36
SECTION 8.04  Certain Securities Owned by Company Disregarded............    36
SECTION 8.05  Actions Binding on Future Securityholders..................    36

                                ARTICLE IX

                          Supplemental Indentures

SECTION 9.01  Supplemental Indentures Without the
              Consent of Securityholders.................................    37
SECTION 9.02  Supplemental Indentures With Consent of Securityholders....    38
SECTION 9.03  Effect of Supplemental Indentures..........................    38
SECTION 9.04  Securities Affected by Supplemental Indentures.............    39
SECTION 9.05  Execution of Supplemental Indentures.......................    39

                                 ARTICLE X

                           Successor Corporation

SECTION 10.01 Company May Consolidate, Etc...............................    39
SECTION 10.02 Successor Corporation Substituted..........................    40
SECTION 10.03 [Intentionally Left Blank].................................    40
SECTION 10.04 Evidence of Consolidation, Etc. to Trustee.................    40

                                ARTICLE XI

                 Satisfaction and Discharge and Defeasance

SECTION 11.01 Satisfaction and Discharge of Indenture....................    41
SECTION 11.02 Defeasance and Covenant Defeasance.........................    41
SECTION 11.03 Deposited Moneys to be Held in Trust.......................    43
SECTION 11.04 Payment of Moneys Held by Paying Agents....................    43
SECTION 11.05 Repayment to Company.......................................    44
SECTION 11.06 Reinstatement..............................................    44
SECTION 11.07 Other Coin or Currency Units...............................    44

                                ARTICLE XII

             Immunity of Incorporators, Stockholders, Officers
                               and Directors

SECTION 12.01 No Recourse................................................    44

                               ARTICLE XIII

                               Subordination

SECTION 13.01 Agreement to Subordinate...................................    45
SECTION 13.02 Liquidation; Dissolution; Bankruptcy.......................    45
SECTION 13.03 Default on Designated Senior Indebtedness..................    45
SECTION 13.04 Acceleration of Securities.................................    46
SECTION 13.05 When Distribution Must Be Paid Over........................    46

SECTION 13.06 Notice by the Company......................................    47
SECTION 13.07 Subrogation................................................    47
SECTION 13.08 Relative Rights............................................    47
SECTION 13.09 Subordination May Not Be Impaired by the Company...........    48
SECTION 13.10 Distribution or Notice to Representative...................    48
SECTION 13.11 Rights of Trustee and Any Paying Agent.....................    48
SECTION 13.12 Authorization to Effect Subordination......................    48

                                   ARTICLE XIV

                            Miscellaneous Provisions

SECTION 14.01 Effect on Successors and Assigns...........................    49
SECTION 14.02 Actions by Successor.......................................    49
SECTION 14.03 Notices....................................................    49
SECTION 14.04 Governing Law..............................................    49
SECTION 14.05 Treatment of Securities as Debt............................    49
SECTION 14.06 Compliance Certificates and Opinions.......................    49
SECTION 14.07 Payments on Business Days..................................    50
SECTION 14.08 Conflict with Trust Indenture Act..........................    50
SECTION 14.09 Effect of Headings and Table of Contents...................    51
SECTION 14.10 Counterparts...............................................    51
SECTION 14.11 Separability...............................................    51
SECTION 14.12 Assignment.................................................    51

----------
(1) This Table of Contents does not constitute part of the Indenture and shall not have any bearing upon the interpretation of any of its terms or provisions.

          INDENTURE, dated as of between Steelcase Inc., a Michigan corporation, and __________, as Trustee:

          WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of unsecured subordinated debt securities (hereinafter referred to as the "Securities"), in an unlimited aggregate principal amount to be issued from time to time in one or more series as in this Indenture provided, as registered Securities without coupons, to be authenticated by the certificate of the Trustee;

          WHEREAS, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and

          WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, in consideration of the premises and the purchase of the Securities by the holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the holders of Securities:

                                    ARTICLE I

                                   Definitions

          SECTION 1.01 Definitions of Terms. The terms defined in this Section (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section and shall include the plural as well as the singular. All other terms used in this Indenture that are defined in the Trust Indenture Act (as defined herein), or that are by reference in the Trust Indenture Act defined in the Securities Act (as defined herein) (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act.

          "Authenticating Agent" means an authenticating agent with respect to all or any of the series of Securities appointed with respect to all or any series of the Securities by the Trustee pursuant to Section 2.10.

          "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

          "Board of Directors" means the Board of Directors of the Company or any committee of such Board duly authorized to act generally or in a particular respect for the Company hereunder.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

          "Business Day" means, with respect to any series of Securities, any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to close.

          "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with generally accepted accounting principles in the United States.

          "Capital Stock" means:

          (1) in the case of a corporation, corporate stock;

          (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

          (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

          (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Cash Equivalents" means:

          (1) U.S. dollars;

          (2) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition;

          (3) time deposits, demand deposits, money market deposits, certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year from the date of acquisition and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of $500.0 million and whose long term debt is rated "A-3" or "A-" or higher according to Moody's Investor Service, Inc. or Standard & Poor's Rating Services (or such similar equivalent rating by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act));

          (4) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

          (5) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or from Standard & Poor's Rating Services and in each case maturing within one year after the date of acquisition;

          (6) securities issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Rating Services; and

          (7) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (6) of this definition.

          "Commission" means the Securities and Exchange Commission, or any successor agency or commission.

          "Company" means Steelcase Inc., a corporation duly organized and existing under the laws of the State of Michigan, and, subject to the provisions of Article X, shall also include its successors and assigns.

          "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at __________.

          "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

          "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

          "Depositary" means, with respect to Securities of any series that the Company shall determine will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.01 or 2.11.

          "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

          "Event of Default" means, with respect to Securities of a particular series, any event specified in Section 6.01, continued for the period of time, if any, therein designated.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Global Security" means, with respect to any series of Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

          "Governmental Obligations" means securities that are (1) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America that, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depositary receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Governmental Obligation or the specific payment of principal of or interest on the Governmental Obligation evidenced by such depositary receipt.

          "Hedging Obligations" means, with respect to any specified Person, the obligations of such Person under:

          (1) interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and other agreements or arrangements designed for the purpose of fixing, hedging or swapping interest rate risk;

          (2) commodity swap agreements, commodity option agreements, forward contracts and other agreements or arrangements designed for the purpose of fixing, hedging or swapping commodity price risk; and

          (3) foreign exchange contracts, currency swap agreements and other agreements or arrangements designed for the purpose of fixing, hedging or swapping foreign currency exchange rate risk.

          "herein," "hereof" and "hereunder," and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Indenture" means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into in accordance with the terms hereof and, with respect to any Security, by the terms of such Security (as such terms may be amended pursuant to the applicable provisions hereof).

          "Interest Payment Date," when used with respect to any installment of interest on a Security of a particular series, means the date specified in such Security, in a Board Resolution or in an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Securities of that series is due and payable.

          "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any indebtedness.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, Chief Executive Officer, President or a Vice President and by the Chief Financial Officer, Treasurer or an Assistant Treasurer, or the Controller or an Assistant Controller, or the Secretary or an Assistant Secretary of the Company that is delivered to the Trustee in accordance with the terms hereof. Each such certificate shall include the statements provided for in
Section 14.06, if and to the extent required by the provisions thereof.

          "Opinion of Counsel" means an opinion in writing of legal counsel, who may be an employee of or counsel for the Company, that is delivered to the Trustee in accordance with the terms hereof. Each such opinion shall include the statements provided for in Section 14.06, if and to the extent required by the provisions thereof.

          "Outstanding," when used with reference to Securities of any series, means, subject to the provisions of Section 8.04, as of any particular time, all Securities of that series theretofore authenticated and delivered by the Trustee under this Indenture, except (1) Securities theretofore cancelled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation, (2) Securities or portions thereof for the payment or redemption of which moneys or Governmental Obligations in the necessary amount shall have been deposited pursuant hereto in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent) for the holders of such Securities; provided, however, that if such Securities or portions of such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article III, or provision satisfactory to the Trustee shall have been made for giving such notice, and (3) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of
Section 2.07.

          "Payment Blockage Notice" has the meaning set forth in Section
13.03(b).

          "Permitted Junior Securities" means:

          (1) Equity Interests in the Company; and

          (2) debt securities of the Company or any other business entity provided for by a plan of reorganization that are subordinated to all Senior Indebtedness and any debt securities issued in exchange for Senior Indebtedness to substantially the same extent as, or to a greater extent than, the Securities are subordinated to Senior Indebtedness under this Indenture.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, joint-stock company, unincorporated organization or government or any agency or political subdivision thereof.

          "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Registrar" has the meaning set forth in Section 2.05(b).

          "Representative" means the trustee, agent or representative for any Senior Indebtedness.

          "Responsible Officer" when used with respect to the Trustee means any officer assigned to administer corporate trust matters or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

          "Securities" means the debt Securities authenticated and delivered under this Indenture.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Securityholder," "Holder," "holder of Securities," "registered holder," or other similar term, means the Person or Persons in whose name or names a particular Security shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.

          "Security Register" has the meaning set forth in Section 2.05(b).

          "Senior Indebtedness" includes all of the Company's obligations, as amended or renewed, to pay principal, premium, interest, penalties, fees and other charges:

          (1) in respect of borrowed money;

          (2) in the form of debt securities, debentures, bonds or similar instruments, including obligations incurred in connection with the Company's purchase of property, assets or businesses;

          (3) in respect of Capital Lease Obligations;

          (4) evidenced by letters of credit (or reimbursement agreements in respect thereof), bankers' acceptances or similar credit transactions;

          (5) issued or assumed in the form of a deferred purchase price of property or services;

          (6) representing Hedging Obligations;

          (7) pursuant to the Company's guarantee of the obligations listed in clauses (1) through (6) hereof of another entity; or

          (8) to satisfy the expenses and fees of the Trustee under this Indenture.

          The amount of any Senior Indebtedness outstanding as of any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation, and shall be:

          (1) the accreted value thereof, in the case of any Senior Indebtedness issued with original issue discount; and

          (2) the principal amount thereof, in the case of any other Senior Indebtedness;

          provided that Senior Indebtedness shall not include:

          (i) any indebtedness of the Company to any of its Subsidiaries;

          (ii) any indebtedness which, by its terms or the terms of the instrument creating or evidencing it, expressly provides that such indebtedness has a subordinate or equal right to payment with the Securities;

          (iii) any indebtedness incurred in the form of trade accounts payable or accrued liabilities arising in the ordinary course of the Company's business;

          (iv) any liability for federal, state, local or other taxes; and

          (v) the portion of indebtedness that is incurred in violation of this Indenture.

          Senior Indebtedness shall continue to be Senior Indebtedness and shall be entitled to the benefits of the subordination provisions of Article XIII irrespective of any amendment, modification or waiver of any term of the Senior Indebtedness.

          "Subsidiary" means (1) any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by the Company, or by one or more of the Subsidiaries or by the Company and one or more of the Subsidiaries and (2) any general partnership, limited liability company, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by the Company, by one or more of the Subsidiaries or by the Company and one or more of the Subsidiaries.

          "Transfer" of any Security encompasses any sale, pledge, transfer, hypothecation or other disposition or any interest therein.

          "Trustee" means __________, and, subject to the provisions of Article VII, shall also include its successors and assigns, and, if at any time there is more than one Person acting in such capacity hereunder, "Trustee" shall mean each such Person. The term "Trustee" as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

          "Voting Stock," as applied to stock of any Person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

                                   ARTICLE II

                      Issue, Description, Terms, Execution,
                     Registration and Exchange of Securities

          SECTION 2.01 Designation and Terms of Securities. (a) The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series up to the aggregate principal amount of Securities of that series from time to time authorized by or pursuant to a Board Resolution or pursuant to one or more indentures supplemental hereto. Prior to the initial issuance of Securities of any series, there shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto:

               (1) the title of the Security of the series (which shall distinguish the Securities of the series from all other Securities);

               (2) any limit upon the aggregate principal amount of the Securities of that series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series);

               (3) the date or dates on which the principal of the Securities of the series is payable;

               (4) the place or places where payments will be made;

               (5) the rate or rates at which the Securities of the series shall bear interest or the manner of calculation of such rate or rates, if any;

               (6) the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest will be payable or the manner of determination of such Interest Payment Dates and the record date for the determination of holders to whom interest is payable on any such Interest Payment Dates;

               (7) the right, if any, to extend the interest payment periods and the duration of such extension;

               (8) the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company;

               (9) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions (including payments made in cash in participation of future sinking fund obligations) or at the option of a holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

               (10) the form of the Securities of the series including the form of the certificate of authentication for such series;

               (11) if other than denominations of one thousand U.S. dollars ($1,000) or any integral multiple thereof, the denominations in which the Securities of the series shall be issuable;

               (12) any and all other terms with respect to such series (which terms shall not be inconsistent with the terms of this Indenture), including any terms which may be required by or advisable under any laws or regulations or advisable in connection with the marketing of Securities of that series;

               (13) whether the Securities are issuable as Global Securities and, in such case, the identity for the Depositary for such series;

               (14) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to
     Section 6.01;

               (15) any additional or different Events of Default or restrictive covenants provided for with respect to the Securities of the series;

               (16) any provisions granting special rights to holders when a specified event occurs;

               (17) if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency or currency unit in which payment of the principal of, or premium, if any, or interest on the Securities of the series shall be payable;

               (18) whether the subordination provisions contained in Article XIII or different subordination provisions will apply to the Securities of the series; and

               (19) the application, if any, of Section 11.02.

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such Board Resolution or in any indentures supplemental hereto pertaining to such series of Securities.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          SECTION 2.02 Form of Securities and Trustee's Certificate. The Securities of any series and the Trustee's certificate of authentication to be borne by such Securities shall be substantially of the tenor and purport as set forth in one or more indentures supplemental hereto or as provided in a Board Resolution and as set forth in an Officers' Certificate and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities of that series may be listed, or to conform to usage.

          SECTION 2.03 Denominations; Provisions for Payment. The Securities shall be issuable, except as otherwise provided with respect to any series of Securities pursuant to Section 2.01, as registered Securities in the denominations of one thousand U.S. dollars ($1,000) or any integral multiple thereof, subject to Sections 2.01(11) and 2.01(17). The Securities of a particular series shall bear interest payable on the dates and at the rate specified with respect to that series. Unless otherwise provided as contemplated by Section 2.01 with respect to any series of Securities, the principal of and the interest on the Securities of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt. Such payment shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City and State of New York. Each Security shall be dated the date of its authentication. Unless otherwise provided as contemplated by Section 2.01, interest on the Securities shall be computed on the basis of a 360-day year composed of twelve 30-day months.

          The interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the Person in whose name said Security (or one or more predecessor Securities) is registered at the close of business on the regular record date for such interest installment. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Security will be paid upon presentation and surrender of such Security as provided in Section 3.03.

          Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Securities of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder, and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below:

               (1) The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (2).

               (2) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Unless otherwise set forth in a Board Resolution or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.01 hereof, the term "regular record date" as used in this Section with respect to a series of Securities with respect to any Interest Payment Date for such series shall mean (i) either the fifteenth day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the first day of a month or (ii) the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.

          Subject to the foregoing provisions of this Section, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

          SECTION 2.04 Execution and Authentications. The Securities shall be signed on behalf of the Company by its Chairman of the Board of Directors, Chief Executive Officer, President or one of its Vice Presidents, together with its Chief Financial Officer, Treasurer or any of its Assistant Treasurers, or its Controller or any of its Assistant Controllers, or its Secretary or any of its Assistant Secretaries. Such signatures may be the manual or facsimile signatures of the present or any future such officers. In case any such officer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Security had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such Persons as, at the actual date of the execution of such

Security, shall be the proper officers of the Company, although at the date of the execution and delivery of this Indenture any such Person was not such an officer. The Securities may contain such notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication by the Trustee.

          A Security shall not be valid until authenticated manually by an authorized signatory of the Trustee, or by an Authenticating Agent. Such signature shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Securities, signed by its Chairman of the Board of Directors, Chief Executive Officer, President or any Vice President and its Treasurer or any Assistant Treasurer, or its Controller or any Assistant Controller or its Secretary or any Assistant Secretary, and the Trustee in accordance with such written order shall authenticate and deliver such Securities.

          In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be provided, and (subject to the Trustee's Compliance with Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel each stating that the form and terms thereof have been established in conformity with the provisions of this Indenture.

          SECTION 2.05 Registration of Transfer and Exchange. (a) Securities of any series may be exchanged upon presentation thereof at the office or agency of the Company designated for such purpose in the Borough of Manhattan, the City and State of New York, for other Securities of such series of authorized denominations, and for a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section. In respect of any Securities so surrendered for exchange, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in exchange therefor the Security or Securities of the same series that the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

               (b) The Company shall keep, or cause to be kept, at its office or agency designated for such purpose in the Borough of Manhattan, the City and State of New York, or such other location designated by the Company a register or registers (herein referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Securities and the transfers of Securities as in this Article provided and which at all reasonable times shall be open for inspection by the Trustee. The registrar for the purpose of registering Securities and transfer of Securities as herein provided shall be appointed as authorized by Board Resolution or as established in one or more indentures supplemental hereto (the "Registrar").

          Upon surrender for transfer of any Security at the office or agency of the Company designated for such purpose, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in the name of the transferee or transferees a new Security or Securities of the same series as the Security presented for a like aggregate principal amount.

          All Securities presented or surrendered for exchange or registration of transfer, as provided in this Section, shall be accompanied (if so required by the Company or the Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Company or the Registrar, duly executed by the registered holder or by such holder's duly authorized attorney in writing.

               (c) No service charge shall be made for any exchange or registration of transfer of Securities, or issue of new Securities in case of partial redemption of any series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.06, paragraph (b) of Section 3.03 and
Section 9.04 not involving any transfer, if applicable.

               (d) The Company shall not be required (i) to issue, exchange or register the transfer of any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the Outstanding Securities of the same series and ending at the close of business on the day of such mailing, nor (ii) to register the transfer of or exchange any Securities of any series or portions thereof called for redemption.

          The provisions of this Section 2.05 are, with respect to any Global Security, subject to Section 2.11 hereof.

          SECTION 2.06 Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and the Trustee shall authenticate and deliver, temporary Securities in lieu thereof (printed, lithographed or typewritten) in any authorized denomination. Such temporary Securities shall be substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every temporary Security of any series shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities of such series. Without unnecessary delay, the Company will execute and will furnish definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor (without charge to the holders), at the office or agency of the Company designated for the purpose in the Borough of Manhattan, the City and State of New York, and the Trustee shall authenticate and such office or agency shall deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series, unless the Company advises the Trustee to the effect that definitive Securities need not be executed and furnished until further notice from the Company. Until so exchanged, the temporary Securities of such series shall be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

          SECTION 2.07 Mutilated, Destroyed, Lost or Stolen Securities. In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon the Company's request the Trustee (subject as aforesaid) shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and the Trustee such security or indemnity as may be required by the Company and the Trustee to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant's Security and of the ownership thereof. The Trustee shall authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security that has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as the Company and the Trustee may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

          Every replacement Security issued pursuant to the provisions of this Section shall constitute an additional contractual obligation of the Company whether or not the mutilated, destroyed, lost or stolen Security shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

          SECTION 2.08 Cancellation. Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On request of the Company at the time of such surrender, the Trustee shall deliver to the Company cancelled Securities held by the Trustee. In the absence of such request the Trustee may dispose of cancelled Securities in accordance with its standard procedures and deliver a certificate of disposition to the Company. If the Company shall otherwise acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

          SECTION 2.09 Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give to any Person, other than the parties hereto and the holders of the Securities, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Securities.

          SECTION 2.10 Authenticating Agent. So long as any of the Securities of any series remain Outstanding there may be an Authenticating Agent for any or all such series of Securities which the Trustee shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Securities by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series. Each Authenticating Agent shall be acceptable to the Company and shall be a corporation that has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and that is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by federal or state authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.

          Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

          SECTION 2.11 Global Securities. (a) If the Company shall establish pursuant to Section 2.01 that the Securities of a particular series are to be issued as one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and deliver, one or more Global Securities that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in
Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary selected and approved by the Company or to a nominee of such successor Depositary."

               (b) Notwithstanding the provisions of Section 2.05, a Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.05, only to another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.

               (c) If (1) at any time the Depositary for a series of the Securities notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, or (2) an Event of Default has occurred and is continuing, then, this Section 2.11 shall no longer be applicable to the Securities of such series and the Company will execute, and subject to Section 2.04, the Trustee will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security or Securities of such series in exchange for such Global Security or Securities. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security or Securities and that the provisions of this Section 2.11 shall no longer apply to the Securities of such series. In such event the Company will execute and, subject to Section 2.05, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security or Securities of such series in exchange for such Global Security or Securities. Upon the exchange of the Global Security or Securities for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security or Securities shall be cancelled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security or Securities pursuant to this Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered.

                                   ARTICLE III

              Redemption of Securities and Sinking Fund Provisions

          SECTION 3.01 Redemption. The Company may redeem the Securities of any series issued hereunder on and after the dates and in accordance with the terms established for such series pursuant to Section 2.01 hereof and this Article.

          SECTION 3.02 Notice of Redemption. (a) In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities of any series in accordance with the right reserved so to do, the Company shall, or shall cause the Trustee to, give notice of such redemption to holders of the Securities of such series to be redeemed by mailing, first class postage prepaid, a notice of such redemption not less than 30 days but not more than 60 days before the date fixed for redemption of that series to such holders at their last addresses as they shall appear in the Security Register unless a shorter period is specified in the Securities to be redeemed. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure duly to give such notice to the holder of any Security of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Securities of such series or any other series. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with any such restriction.

          Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Securities of that series are to be redeemed, and shall state (i) that payment of the redemption price of such Securities to be redeemed will be made at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Securities, (ii) that interest accrued and unpaid to the date fixed for redemption will be paid as specified in said notice, (iii) that from and after said date interest will cease to accrue and (iv) that the redemption is for a sinking fund, if such is the case. If less than all the Securities of a series are to be redeemed, the notice to the holders of Securities of that series to be redeemed in whole or in part shall specify the particular Securities to be so redeemed. In case any Security is to be redeemed in part only, the notice that relates to such Security shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

               (b) If less than all the Securities of a series are to be redeemed, the Company shall give the Trustee at least 45 days' notice (or such shorter notice as shall be acceptable to the Trustee) in advance of the date fixed for redemption as to the aggregate principal amount of Securities of the series to be redeemed, and thereupon the Trustee shall select, in such manner as it shall deem appropriate and fair in its discretion, the Securities (or portions thereof) of such series to be redeemed and shall thereafter promptly notify the Company in writing of the numbers of the Securities to be redeemed, in whole or in part. Unless otherwise provided in an Officers' Certificate or supplemental indenture provided for in Section 2.01, no Security of a denomination of $1,000 shall be redeemed in part and Securities may be redeemed in part only in integral multiples of $1,000.

          The Company may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its Chairman of the Board of Directors, Chief Executive Officer, President or any Vice President, instruct the Trustee or any paying agent to call all or any part of the Securities of a particular series for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Company or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section.

          SECTION 3.03 Payment Upon Redemption. (a) If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued and unpaid to the date fixed for redemption and interest on such Securities or portions of Securities shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such redemption price and accrued interest with respect to any such Security or portion thereof. On presentation and surrender of such Securities on or after the date fixed for redemption at the place of payment specified in the notice, said Securities shall be paid and redeemed at the applicable redemption price for such series, together with interest accrued thereon to the date fixed for redemption (but if the date fixed for redemption is an Interest Payment Date, the interest installment payable on such date shall be payable to the registered holder at the close of business on the applicable record date pursuant to
Section 2.03).

               (b) Upon presentation of any Security of such series that is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate and the office or agency where the Security is presented shall deliver to the holder thereof, at the expense of the Company, a new Security of the same series of authorized denominations in principal amount equal to the unredeemed portion of the Security so presented.

          SECTION 3.04 Sinking Fund. The provisions of Sections 3.04, 3.05 and
3.06 shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 2.01 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.05. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

          SECTION 3.05 Satisfaction of Sinking Fund Payments with Securities. The Company (i) may deliver Outstanding Securities of a series (other than any Securities previously called for redemption) and (ii) may apply as a credit Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

          SECTION 3.06 Redemption of Securities for Sinking Fund. Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of the series, the portion thereof, if any, that is to be satisfied by delivering and crediting Securities of that series pursuant to Section 3.05 and the basis for such credit and will, together with such Officers' Certificate, deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.02. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 3.03.

                                   ARTICLE IV

                                Certain Covenants

          SECTION 4.01 Payment of Principal, Premium and Interest. The Company shall duly and punctually pay or cause to be paid (in the currency or currency unit in which the Securities of such series are payable) the principal of and premium, if any, on the Securities, and the interest which shall have accrued thereon, at the time and place and in the manner provided in the Securities and in this Indenture.

          SECTION 4.02 Maintenance of Office or Agency. So long as any series of the Securities remain Outstanding, the Company agrees to maintain an office or agency in the Borough of Manhattan, the City and State of New York, with respect to each such series and at such other location or locations as may be designated as provided in this Section 4.02, where (i) Securities of that series may be presented for payment, (ii) Securities of that series may be presented as hereinabove authorized for registration of transfer and exchange, and (iii) notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company shall, by written notice signed by its Chairman of the Board of Directors, Chief Executive Officer, President or a Vice President and delivered to the trustee, designate some other office or agency for such purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands in such case.

          SECTION 4.03 Paying Agents. (a) If the Company shall appoint one or more paying agents for all or any series of the Securities, other than the Trustee, the Company will cause each such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

               (1) that it will hold all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Securities of that series (whether such sums have been paid to it by the Company or by any other obligor of such Securities) in trust for the benefit of the Persons entitled thereto;

               (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor of such Securities) to make any payment of the principal of (and premium, if any) or interest on the Securities of that series when the same shall be due and payable;

               (3) that it will, at any time during the continuance of any failure referred to in the preceding paragraph (a)(2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent; and

               (4) that it will perform all other duties of paying agent as set forth in this Indenture.

               (b) If the Company shall act as its own paying agent with respect to any series of the Securities, it will on or before each due date of the principal of (and premium, if any) or interest on Securities of that series, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due on Securities of that series until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Securities) to take such action. Whenever the Company shall have one or more paying agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with the paying agent a sum sufficient to pay the principal (an premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of this action or failure so to act.

               (c) Notwithstanding anything in this Section to the contrary, (i) the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 11.05, and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the Company or such paying agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Company or such paying agent; and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.

          SECTION 4.04 Appointment to Fill Vacancy in Office of Trustee. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

                                    ARTICLE V

        Securityholders' Lists and Reports by the Company and the Trustee

          SECTION 5.01 Company to Furnish Trustee Names and Addresses of Securityholders. The Company shall furnish or cause to be furnished to the Trustee (a) not more than 15 days after each regular record date (as defined in Section 2.03) a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of each series of Securities as of such regular record date, provided that the Company shall not be obligated to furnish or cause to furnish such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Company and
(b) at such other times as the

Trustee may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that, in either case, no such list need be furnished for any series for which the Trustee shall be the Registrar.

          SECTION 5.02 Preservation Of Information; Communications With Securityholders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities contained in the most recent list furnished to it as provided in Section 5.01 and as to the names and addresses of holders of Securities received by the Trustee in its capacity as Registrar (if acting in such capacity).

               (b) The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

               (c) Securityholders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Securityholders with respect to their rights under this Indenture or under the Securities.

          SECTION 5.03 Reports by the Company. (a) The Company will file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, if any, such of the supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

               (b) The Company will file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from to time by the Commission, if any, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture if and as may be required from time to time by such rules and regulations.

               (c) The Company will transmit by mail, first class postage prepaid, or reputable over-night delivery service that provides for evidence of receipt, to the Securityholders, as their names and addresses appear upon the Security Register or as otherwise provided for in Section 313(c) of the Trust Indenture Act, within 30 days after the filing thereof with the Trustee (unless some other time shall be fixed by the Commission), copies or summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

          SECTION 5.04 Reports by the Trustee. (a) On or before in each year in which any of the Securities are Outstanding, the Trustee shall transmit by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register, a brief report dated as of the preceding _____, if and to the extent required under Section 313(a) of the Trust Indenture Act.

               (b) The Trustee shall comply with Section 313(b) and 313 (c) of the Trust Indenture Act.

               (c) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with the Company, with each stock exchange upon which any Securities are listed (if so listed) and also with the Commission. The Company agrees to notify the Trustee when any Securities become listed on any stock exchange.

          SECTION 5.05 No Accountability by Reason of Disclosure. Each and every Securityholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Securityholders in accordance with the provisions of this
Article V, regardless of the source from which such information was derived and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under this Article V.

                                   ARTICLE VI

         Remedies of the Trustee and Securityholders on Event of Default

          SECTION 6.01 Events of Default. (a) Whenever used herein with respect to Securities of a particular series, "Event of Default" means any one or more of the following events that has occurred and is continuing:

               (1) the Company defaults in the payment of any installment of interest upon any of the Securities of that series, as and when the same shall become due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of interest for this purpose;

               (2) the Company defaults in the payment of the principal of (or premium, if any, on) any of the Securities of that series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series; provided, however, that a valid extension of the maturity of such Securities in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of principal or premium, if any, for this purpose;

               (3) the Company fails to observe or perform any other of its covenants or agreements with respect to that series contained in this Indenture or otherwise established with respect to that series of Securities pursuant to
     Section 2.01 hereof (other than a covenant or agreement that has been expressly included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been received by the Company from the Trustee, or received by the Company and the Trustee from the holders of at least 25% in principal amount of the Securities of that series at the time Outstanding in each case by registered or certified mail;

               (4) the Company pursuant to or within the meaning of any Bankruptcy Law (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property or (iv) makes a general assignment for the benefit of its creditors; or

               (5) a court of competent jurisdiction enters an order under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a Custodian of the Company for all or substantially all of their respective property or (iii) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 90 days.

               (b) In each and every such case (other than an Event of Default specified in Section 6.01(a)(4) or 6.01(a)(5)), unless the principal of all the Securities of that series shall have already become due and payable, either the Trustee or the holders of at least 25% in aggregate principal amount of the Securities of that series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Securityholders), may declare the principal of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, notwithstanding anything contained in this Indenture or in the Securities of that series or established with respect to that series pursuant to Section 2.01 to the contrary. If an Event of Default specified in Section 6.01(a)(4) or 6.01(a)(5) occurs and is continuing, the principal of all the Securities of that series shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or the holders of the Securities.

               (c) At any time after the principal of the Securities of that series shall have been so declared due and payable (or have become immediately due and payable), and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the holders of a majority in aggregate principal amount of the Securities of that series then Outstanding hereunder, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if: (i) the Company has paid or deposited with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of that series and the principal of (and premium, if any, on) any and all Securities of that series that shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in the Securities of that series to the date of such payment or deposit) and the amount payable to the Trustee under Section 7.06, and (ii) any and all Events of Default under the Indenture with respect to such series, other than the nonpayment of principal on Securities of that series that shall not have become due by their terms, shall have been remedied or waived as provided in Section 6.06.

          No such rescission and annulment shall extend to or shall affect any subsequent default or impair any right consequent thereon.

               (d) In case the Trustee shall have proceeded to enforce any right with respect to Securities of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

          SECTION 6.02 Collection of Indebtedness and Suits for Enforcement by Trustee. (a) The Company covenants that (1) in case it shall default in the payment of any installment of interest on any of the Securities of a series, or any payment required by any sinking or analogous fund established with respect to that series as and when the same shall have become due and payable, and such default shall have continued for a period of 90 Business Days, or (2) in case it shall default in the payment of the principal of (or premium, if any, on) any of the Securities of a series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon redemption or upon declaration or otherwise, then, upon demand of the Trustee, the Company shall pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have been become due and payable on all such Securities for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum expressed in the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 7.06.

               (b) If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Securities of that series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or other obligor upon the Securities of that series, wherever situated.

               (c) In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or judicial proceedings affected the Company, or its creditors or property, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Securities of such series allowed for the entire amount due and payable by the Company under the Indenture at the date of institution of such proceedings and for any additional amount that may become due and payable by the Company after such date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Securities of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Securityholders, to pay to the Trustee any amount due it under Section 7.06.

               (d) All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Securities of that series, may be enforced by the Trustee without the possession of any of such Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 7.06, be for the ratable benefit of the holders of the Securities of such series.

          In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

          Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of that series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

          SECTION 6.03 Application of Moneys Collected. Any moneys collected by the Trustee with respect to a series of Securities under this Article VI shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such moneys, and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, upon presentation of the Securities of that series, stamping thereon the payment if only partially paid, and upon surrender thereof, if fully paid:

          FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 7.06;

          SECOND: To the payment of the amounts then due and unpaid upon Securities of such series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

          THIRD: To the Company.

          SECTION 6.04 Limitation on Suits. No holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee or other similar official, or for any other remedy hereunder, unless
(i) such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series specifying such Event of Default, as hereinbefore provided; (ii) the holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder;
(iii) such holder or holders shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby; (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding; and (v) during such 60 day period, the holders of a majority in principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request.

          Notwithstanding anything contained herein to the contrary, the right of any holder of any Security to receive payment of the principal of (and premium, if any) and interest on such Security, as therein provided, on or after the respective due dates expressed in such Security (or in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such respective dates or redemption date, shall not be impaired or affected without the consent of such holder, and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security of such series with every other such taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 6.05 Rights and Remedies Cumulative; Delay or Omission Not Waiver. (a) Except as otherwise provided in Section 2.07, all powers and remedies given by this Article to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Securities.

               (b) No delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article or by law to the Trustee or the

Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

          SECTION 6.06 Control by Securityholders. The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding, determined in accordance with Section 8.04, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such series; provided, however, that such direction shall not be in conflict with any rule of law or with this Indenture or be unduly prejudicial to the rights of holders of Securities of any other series at the time Outstanding determined in accordance with Section 8.04. Subject to the provisions of Section 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding affected thereby, determined in accordance with Section 8.04, may on behalf of the holders of all of the Securities of such series waive any past Event of Default or default in the performance of any of the covenants contained herein or established pursuant to Section 2.01 with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, any of the Securities of that series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee (in accordance with Section 6.01(c)). Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 6.07 Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Securities by such holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security of such series, on or after the respective due dates expressed in such Security or established pursuant to this Indenture.

                                  ARTICLE VII

                             Concerning the Trustee

          SECTION 7.01 Certain Duties and Responsibilities of Trustee. (a) The Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing of all Events of Default with respect to the Securities of that series that may have occurred, shall undertake to perform with respect to the Securities of such series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to the Securities of a series has occurred (that has not been cured or waived), the Trustee shall exercise, with respect to Securities of that series, the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

               (b) Within ninety (90) days after the occurrence of an Event of Default with respect to the Securities of a Series, the Trustee shall, as provided in Section 315(b) of the Trust Indenture Act, give to the holders of the Securities of such series notice of each default with respect to the Securities of such series actually known to a Responsible Officer of the Trustee in the manner provided in Section 313(c) of the Trust Indenture Act, unless such Event of Default shall have been cured before the giving of such notice; but, unless such default be the failure to pay the principal of, or premium, if any, or interest on any of the Securities of such series when and as the same shall become payable, or to make any sinking fund payment as to Securities of the same series, the Trustee shall be protected in withholding such notice, if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the holders of the Securities of such series.

               (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                    (1) prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing or waiving of all such Events of Default with respect to that series that may have occurred:

                         (i) the duties and obligations of the Trustee shall, with respect to the Securities of such series, be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to the Securities of such series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                         (ii) in the absence of bad faith on the part of the Trustee, the Trustee may, with respect to the Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                    (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of at least a majority in principal amount of the Securities of any series at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of that series; and

                    (4) none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

          SECTION 7.02 Certain Rights of Trustee. Except as otherwise provided in Section 7.01:

               (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Board Resolution or an instrument signed in the name of the Company, by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President and by the Treasurer or an Assistant Treasurer, or the Controller or an Assistant Controller, or the Secretary or an Assistant Secretary thereof (unless other evidence in respect thereof is specifically prescribed herein);

               (c) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

               (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of the Securities (that has not been cured or waived) to exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

               (e) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

               (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, or other papers or documents, unless requested in writing so to do by the holders of not less than a majority in aggregate principal amount of the Outstanding Securities of the particular series affected thereby (determined as provided in Section 8.04); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and

               (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder, provided that such appointment was consented to by the Company, such consent not to be unreasonably withheld.

          SECTION 7.03 Trustee Not Responsible for Recitals, Validity of Securities or Application of Proceeds Thereof. (a) The recitals contained herein and in the Securities shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

               (b) The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.

               (c) The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to
Section 2.01, or for the use or application of any moneys received by any paying agent other than the Trustee.

          SECTION 7.04 May Hold Securities. The Trustee or any paying agent or Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Registrar.

          SECTION 7.05 Moneys Held in Trust. Subject to the provisions of
Section 11.05, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon.

          SECTION 7.06 Compensation and Reimbursement. (a) The Company covenants and agrees to pay to the Trustee, and the Trustee shall be entitled to, such reasonable compensation as the Company and the Trustee may from time to time agree in writing, for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, except as otherwise expressly provided herein, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises.

               (b) The obligations of the Company under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

               (c) The provisions of this Section 7.06 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

          SECTION 7.07 Reliance on Officers' Certificate. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.

          SECTION 7.08 Disqualification; Conflicting Interests. If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

          SECTION 7.09 Corporate Trustee Required; Eligibility. There shall at all times be a Trustee with respect to the Securities issued hereunder which shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted to act as trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

          SECTION 7.10 Resignation and Removal; Appointment of Successor. (a) The Trustee or any successor hereafter appointed, may at any time resign with respect to the Securities of one or more series by giving written notice thereof to the Company and by transmitting notice of resignation by mail, first class postage prepaid, to the Securityholders of such series, as their names and addresses appear upon the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to Securities of such series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Securities of such series, or any Securityholder of that series who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

               (b) In case at any time any one of the following shall occur:

                    (1) the Trustee shall fail to comply with the provisions of
     Section 7.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

                    (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or

                    (3) the Trustee shall become incapable of acting with respect to the Securities, or shall be adjudged a bankrupt or insolvent, or commence a voluntary bankruptcy proceeding, or a receiver of the Trustee or of its property shall be appointed or consented to, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to all Securities and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, unless the Trustee's duty to resign is stayed as provided herein, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of that holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

               (c) The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding may at any time remove the Trustee with respect to such series by so notifying the Trustee and the Company and may appoint a successor Trustee for such series with the consent of the Company.

               (d) Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Securities of a series pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

               (e) Any successor trustee appointed pursuant to this Section may be appointed with respect to the Securities of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Securities of any particular series.

          SECTION 7.11 Acceptance of Appointment By Successor. (a) In case of the appointment hereunder of a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder.

               (b) In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (2) shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; but, on request of the Company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.

               (c) Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

               (d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.

               (e) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall transmit notice of the succession of such trustee hereunder by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register. If the Company fails to transmit such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Company.

          SECTION 7.12 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 7.13 Preferential Collection of Claims Against the Company. The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent included therein.

                                  ARTICLE VIII

                         Concerning the Securityholders

          SECTION 8.01 Evidence of Action by Securityholders. Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Securities of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such majority or specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Securities of that series in Person or by agent or proxy appointed in writing. If the Company shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of Outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities of that series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

          SECTION 8.02 Proof of Execution by Securityholders. Subject to the provisions of Section 7.01, proof of the execution of any instrument by a Securityholder (such proof will not require notarization) or his agent or proxy and proof of the holding by any Person of any of the Securities shall be sufficient if made in the following manner:

               (a) The fact and date of the execution by any such Person of any instrument may be proved in any reasonable manner acceptable to the Trustee.

               (b) The ownership of Securities shall be proved by the Security Register of such Securities or by a certificate of the Registrar thereof.

               (c) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

          SECTION 8.03 Who May be Deemed Owners. Prior to the due presentment for registration of transfer of any Security, the Company, the Trustee, any paying agent and any Registrar may deem and treat the Person in whose name such Security shall be registered upon the books of the Company as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and (subject to Section 2.03) interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Registrar shall be affected by any notice to the contrary.

          SECTION 8.04 Certain Securities Owned by Company Disregarded. In determining whether the holders of the requisite aggregate principal amount of Securities of a particular series have concurred in any direction, consent or waiver under this Indenture, the Securities of that series that are owned by the Company or any other obligor on the Securities of that series or by any Person directly or indirectly controlling or controlled by or under common control with the Company or any other obligor on the Securities of that series shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities of such series that the Trustee actually knows are so owned shall be so disregarded. The Securities so owned that have been pledged in good faith may be regarded as Outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

          SECTION 8.05 Actions Binding on Future Securityholders. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action, any holder of a Security of that series that is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities of that series.

                                   ARTICLE IX

                             Supplemental Indentures

          SECTION 9.01 Supplemental Indentures Without the Consent of Securityholders. In addition to any supplemental indenture otherwise authorized by this Indenture, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

               (a) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not materially and adversely affect the interests of the Holders of the Securities;

               (b) evidence the succession of another corporation to the Company, or successive successions and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article X;

               (c) to provide for uncertificated Securities in addition to or in place of certificated Securities;

               (d) to add to the covenants of the Company for the benefit of the holders of all or any Series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

               (e) to add to, delete from, or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication, and delivery of Securities, as herein set forth;

               (f) to make any change that does not materially adversely affect the rights of any Securityholder;

               (g) to provide for the issuance of and establish the form and terms and conditions of the Securities of any series as provided in Section 2.01, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the holders of any series of Securities;

               (h) to add any additional Events of Default;

               (i) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no Security of any series Outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

               (j) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than the one Trustee, pursuant to the requirements of Section 7.11; and

               (k) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

          The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 9.02.

          SECTION 9.02 Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Securities of each series affected by such supplemental indenture or indentures at the time Outstanding (including consents obtained in connection with a tender offer or exchange offer for the Securities), the Company, when authorized by resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 the rights of the holders of the Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby, (i) extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof; (ii) amend or modify any provision or related definitions affecting the subordination or ranking of Securities of any series in any manner adverse to the holders of the Securities of that series; or (iii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture.

          It shall not be necessary for the consent of the Securityholders of any series affected thereby under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          SECTION 9.03 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article or of
Section 10.01, this Indenture shall, with respect to such series, be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 9.04 Securities Affected by Supplemental Indentures. Securities of any series affected by a supplemental indenture, authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article or of Section 10.01 may bear a notation in form approved by the Company, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of that series so modified as to conform, in the opinion of the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of that series then Outstanding.

          SECTION 9.05 Execution of Supplemental Indentures. Upon the request of the Company, accompanied by its Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders, if required to consent thereto as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture. The Trustee, subject to the provisions of Section 7.01, shall be provided an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article complies with the applicable provisions of this Indenture; provided, however, that such Officers' Certificate and Opinion of Counsel need not be provided in connection with the execution of a supplemental indenture that establishes the terms of a series of Securities pursuant to Section 2.01 hereof.

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the Securityholders of all series affected thereby as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                                   ARTICLE X

                              Successor Corporation

          SECTION 10.01 Company May Consolidate, Etc. Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other entity or entities (whether or not affiliated with the Company) or successive consolidations or mergers in which the Company or any of its successors shall be a party or parties, or shall prevent any sale, conveyance, lease, transfer or other disposition of all or substantially all of the property of the Company or any of its successors, to any other entity (whether or not affiliated with the Company or its successors) authorized to acquire and operate the same; provided, however, the Company hereby covenants and agrees that, upon any such consolidation, merger, sale, conveyance, lease, transfer or other disposition involving the Company or all or substantially all of the property of the Company, if the Company is not the surviving entity, the due and punctual payment of the principal of (premium, if any) and interest on all of the Securities of all series in accordance with the terms of each series, according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture with respect to each series or established with respect to such series pursuant to Section 2.01 to be kept or performed by the Company shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act, as then in effect) reasonably satisfactory in form to the Trustee executed and delivered to the Trustee by the entity formed by such consolidation, or into which the Company shall have been merged, or by the entity which shall have acquired such property.

          SECTION 10.02 Successor Corporation Substituted. (a) In case of any such consolidation, merger, sale, conveyance, lease, transfer or other disposition and upon the assumption by the successor entity, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of, premium, if any, and interest on all of the Securities of all series Outstanding and the due and punctual performance of all of the covenants and conditions of this Indenture or established with respect to each series of the Securities pursuant to Section
2.01 to be performed by the Company with respect to each series, such successor entity shall succeed to and be substituted for and may exercise every right and power of the Company under this Indenture with the same effect as if it had been named as the Company herein, and thereupon the predecessor entity shall be relieved of all obligations and covenants under this Indenture and the Securities.

               (b) In case of any such consolidation, merger, sale, conveyance, transfer or other disposition such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

               (c) Nothing contained in this Indenture or in any of the Securities shall prevent the Company from merging into itself or acquiring by purchase or otherwise all or any part of the property of any other Person (whether or not affiliated with the Company).

          SECTION 10.03 [Intentionally Left Blank] Evidence of Consolidation, Etc. to Trustee. The Trustee, subject to the provisions of Section 7.01, shall be provided an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or other disposition, and any such assumption, comply with the provisions of this Article.


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

                                   ARTICLE XI

                    Satisfaction and Discharge and Defeasance

          SECTION 11.01 Satisfaction and Discharge of Indenture. If at any time:
(a) the Company shall have delivered to the Trustee for cancellation all Securities of a series theretofore authenticated (other than any Securities that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.07 and Securities for whose payment money and/or Governmental Obligations have theretofore been deposited in trust or segregated and held in trust by the Company and thereupon repaid to the Company or discharged from such trust, as provided in Section 11.05); or (b) all such Securities of a particular series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Trustee as trust funds the entire amount in moneys or Governmental Obligations sufficient or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay at maturity or upon redemption all Securities of that series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder with respect to such series by the Company, and shall deliver an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this indenture with respect to such series have been complied with, then this Indenture shall thereupon cease to be of further effect with respect to such series except for (i) the provisions of Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.09, 2.10, 2.11, 4.02, 4.03, 4.04, 5.01, 7.05, 7.06, 7.10, 10.01, 10.02
and 10.04, that shall survive until the Securities have been paid in full (thereafter, the Company's obligations in Sections 7.06 only shall survive) and
(ii) this Article XI. Upon the Company's exercise of this Section 11.01(a), the Trustee, on demand of the Company and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to such series.

          SECTION 11.02 Defeasance and Covenant Defeasance. In addition to discharge of this Indenture pursuant to Section 11.01, if this Section is specified, as contemplated by Section 2.01, to be applicable to Securities of any series, the Company may at its option elect at any time either to effect:
(i) a defeasance and discharge of the Securities of any particular series under
Section 11.02(a) below; or (ii) a covenant defeasance of the Securities of any particular series under Section 11.02(b) below; in each case upon compliance with the applicable conditions set forth in Section 11.02(c).

               (a) Upon election by the Company to effect a defeasance and discharge of the Securities of any series under this Section 11.02(a) and satisfaction of the conditions precedent set forth in Section 11.02(c) with respect to the Securities of such series, the Company shall be deemed to have paid and discharged the Securities of such series and the Company shall be deemed to have satisfied all its other obligations under such Securities and all its other obligations relating to such Securities under the Indenture, except for (i) the provisions of

Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.09, 2.10, 2.11, 4.02, 4.03, 4.04, 5.01,
7.05, 7.06, 7.10, 10.01, 10.02 and 10.04, that shall survive until the
Securities have been paid in full (thereafter, the Company's obligations in Sections 7.06 only shall survive) and (ii) this Article XI.

               (b) Upon election by the Company to effect a covenant defeasance with respect to the Securities of any series under this Section 11.02(b), the Company shall be released from its obligations under any covenants made applicable to the Securities of such series which are subject to defeasance under the terms of any indenture supplemental hereto or the terms otherwise established with respect to such series pursuant to Section 2.01 hereof and any such failure to comply with such covenants shall not constitute a default or Event of Default hereunder on or after the date the conditions precedent set forth in Section 11.02(c) are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any covenant applicable to such series which is subject to defeasance under the terms of an indenture supplemental hereto or the terms otherwise established with respect to such series pursuant to Section 2.01 hereof pertaining to such series.

               (c) The following shall be conditions precedent to the application of Sections 11.02(a) and 11.02(b):

                    (i) with respect to Section 11.02(a) or 11.02(b) the Company shall have deposited or cause to be deposited irrevocably with the Trustee, as trust funds in trust for the purpose of making the following payments and specifically pledged as security for and dedicated solely to the benefit of the holders of the Securities to be defeased, cash in U.S. dollars (or such other money or currencies as shall then be legal tender in the United States) and/or Governmental Obligations, which through the scheduled payment of interest and principal in respect thereof, in accordance with their terms, will be provided (and without reinvestment and assuming no tax liability will be imposed on the Trustee), not later than one day before the due date of any payment of money, an amount in cash, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to discharge principal (including premium, if any) and interest on such Securities on the stated maturity of such principal or installment of principal or interest on the dates on which such installments of principal and interest are due, in accordance with the terms of this Indenture, any indenture supplemental thereto entered into pursuant to Section 2.01 with respect to such Securities, and such Securities;

                    (ii) in the case of defeasance under Section 11.02(a), the Company shall have delivered to the Trustee an Opinion of Counsel based on the fact that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling (which ruling may be, but need not be, issued with respect to the Company) or (B) since the date of this Indenture, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and such opinion shall confirm that, the holders of the Outstanding Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

                    (iii) in the case of covenant defeasance under Section 11.02(b), the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that, and such opinion shall confirm that, the holders of the Outstanding Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred;

                    (iv) no Event of Default or Default with respect to the Securities to be defeased shall have occurred and be continuing on the date of such deposit, and no Event of Default under Sections 6.01(a)(4) or 6.01(a)(5) shall have occurred and be continuing on the 90th day after the date of such deposit (it being understood that this condition of this subsection (iv) shall not be deemed satisfied until the expiration of such period);

                    (v) such deposit and defeasance or covenant defeasance will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                    (vi) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance and discharge under Section 11.02(a) or the covenant defeasance under Section 11.02(b) (as the case may be) have been complied with;

                    (vii) such defeasance and discharge or covenant defeasance will not cause the Trustee to have a conflicting interest as defined in
     Section 7.08 or for purposes of the Trust Indenture Act with respect to any securities of the Company or result in the trust arising from such deposit to constitute an investment company under the Investment Company Act of 1940 or such trust shall be qualified under such act or exempt from regulation thereunder; and

                    (viii) the Company has paid or caused to be paid all other sums payable with respect to the Securities to be defeased.

          SECTION 11.03 Deposited Moneys to be Held in Trust. All moneys or Governmental Obligations deposited with the Trustee pursuant to Sections 11.01 or 11.02 shall be held in trust and shall be available for payment as due, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular series of Securities for the payment or redemption of which such moneys or Governmental Obligations have been deposited with the Trustee.

          SECTION 11.04 Payment of Moneys Held by Paying Agents. In connection with the satisfaction and discharge of this Indenture, all moneys or Governmental Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys or Governmental Obligations.

          SECTION 11.05 Repayment to Company. Any moneys or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of or premium or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least two years after the date upon which the principal of (and premium, if any) or interest on such Securities shall have respectively become due and payable, shall be repaid to the Company on May 31 of each year or (if then held by the Company) shall be discharged from such trust; and thereupon the paying agent and the Trustee shall be released from all further liability with respect to such moneys or Governmental Obligations, and the holder of any of the Securities entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof.

          SECTION 11.06 Reinstatement. If the Trustee or the paying agent is unable to apply any money in accordance with either Section 11.01 or 11.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining, or otherwise prohibiting such application, then the Company's obligations under the Securities to be defeased shall be revived and reinstated as though no deposit had occurred pursuant to this Article XI until such time as the Trustee or paying agent is permitted to apply all such money in accordance with Section 11.01 or 11.02; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any such Securities following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Securities to receive such payment from the money held by the Trustee or paying agent.

          SECTION 11.07 Other Coin or Currency Units. Notwithstanding the foregoing provisions of this Article Eleven, if the Securities of any series are payable in a coin or currency or currency unit other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency or currency unit or the nature of the government obligations to be deposited with the Trustee under the foregoing provisions of this Article Eleven shall be set forth in the Officers' Certificate or established in the supplemental indenture under which the Securities of such series are issued.

                                  ARTICLE XII

                Immunity of Incorporators, Stockholders, Officers
                                  and Directors

          SECTION 12.01 No Recourse. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, by the enforcement of any assessment or penalty, by any legal or equitable proceeding or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.

                                  ARTICLE XIII

                                  Subordination

          SECTION 13.01 Agreement to Subordinate. The Company agrees that the Indebtedness evidenced by each series of Securities is subordinated in right of payment, to the extent and in the manner provided in this Article XIII, to the prior payment in full in cash or Cash Equivalents of all Senior Indebtedness of the Company, including Senior Indebtedness of the Company incurred after the date hereof.

          SECTION 13.02 Liquidation; Dissolution; Bankruptcy. The holders of Senior Indebtedness of the Company shall be entitled to receive payment in full in cash or Cash Equivalents of all Obligations due in respect of Senior Indebtedness of the Company (including interest after the commencement of any bankruptcy proceeding at the rate specified in the documentation for the applicable Senior Indebtedness of the Company) before the holders of any series of Securities shall be entitled to receive any payment with respect to such series of Securities (except that holders of any series of Securities may receive and retain Permitted Junior Securities or payments from the trust pursuant to Article XI), in the event of any distribution to creditors of the Company in:

               (a) any liquidation or dissolution of the Company;

               (b) any bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property;

               (c) any assignment by the Company for the benefit of its creditors; or

               (d) any marshaling of the Company's assets and liabilities.

          SECTION 13.03 Default on Designated Senior Indebtedness. The Company shall not make any payment in respect of any series of Securities (except that holders of any series of Securities may receive and retain Permitted Junior Securities or payments from the trust pursuant to Article XI) if:

               (a) a payment default on Senior Indebtedness of the Company occurs and is continuing beyond any applicable grace period; or

               (b) any other default (a "nonpayment default") occurs and is continuing on any Senior Indebtedness of the Company that permits holders of Senior Indebtedness of the Company to accelerate its maturity and the Trustee receives a notice of such default (a "Payment Blockage Notice") from a Representative of the holders of such Senior Indebtedness.

               (c) Payments on any series of Securities may and shall be resumed:

                    (1) in the case of a payment default on Senior Indebtedness of the Company, upon the date on which such default is cured or waived; and

                    (2) in the case of a non-payment default on Senior Indebtedness of the Company, the earlier of (x) the date on which such default is cured or waived, (y) 179 days after the date on which the applicable Payment Blockage Notice is received and (z) the date the Trustee receives notice from the Representative for such Senior Indebtedness rescinding the Payment Blockage Notice, unless the maturity of such Senior Indebtedness of the Company has been accelerated.

               (d) No new Payment Blockage Notice may be delivered unless and until 360 days have elapsed since the delivery of the immediately prior Payment Blockage Notice.

               (e) No non-payment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default has been cured or waived for a period of not less than 90 days.

               (f) If the Trustee or any holder of any series of Securities receives a payment in respect of such series of Securities (except in Permitted Junior Securities or from the trust described under Article XI) when (i) the payment is prohibited by this Article XIII and (ii) the Trustee or the holder has actual knowledge that the payment is prohibited, provided that such actual knowledge shall not be required in the case of any payment default on Senior Indebtedness, the Trustee or the holder, as the case may be, shall hold the payment in trust for the benefit of the holders of Senior Indebtedness of the Company. Upon the proper written request of the holders of Senior Indebtedness of the Company or if there is any payment default on any Senior Indebtedness, the Trustee or the Securityholder, as the case may be, shall deliver the amounts in trust to the holders of Senior Indebtedness of the Company or their proper Representative.

          SECTION 13.04 Acceleration of Securities.. If payment of any series of Securities is accelerated because of an Event of Default, the Company and the Trustee shall promptly notify holders of Senior Indebtedness of the acceleration.

          SECTION 13.05 When Distribution Must Be Paid Over. In the event that the Trustee or any Securityholder receives any payment of any Obligations with respect to any series of Securities (except in Permitted Junior Securities or from the trust pursuant to Article XI hereof) at a time when the Trustee or such Securityholder, as applicable, has actual knowledge that such payment is prohibited by this Article XIII, such payment shall be held by the Trustee or such Securityholder, as applicable, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to the holders of Senior Indebtedness as their interests may appear or their Representative under the agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Indebtedness remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article XIII, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of holders or the Company or any other Person money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XIII, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

          SECTION 13.06 Notice by the Company. The Company shall promptly notify the Trustee and any paying agent in writing of any facts known to the Company that would cause a payment of any Obligations with respect to any series of Securities to violate this Article XIII, but failure to give such notice shall not affect the subordination of such series of Securities to the Senior Indebtedness as provided in this Article XIII.

          SECTION 13.07 Subrogation. After all Senior Indebtedness is paid in full and until each series of Securities are paid in full, holders of all series of Securities shall be subrogated (equally and ratably with all other indebtedness pari passu with any other series of Securities) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the holders of any series of Securities have been applied to the payment of Senior Indebtedness. A distribution made under this Article XIII to holders of Senior Indebtedness that otherwise would have been made to holders of any series of Securities is not, as between the Company and such Securityholders, a payment by the Company on such series of Securities.

          SECTION 13.08 Relative Rights. This Article XIII defines the relative rights of holders of any series of Securities and holders of Senior Indebtedness. Nothing in this Indenture shall:

               (a) impair, as between the Company and holders of any series of Securities, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on such series of Securities in accordance with their terms;

               (b) affect the relative rights of holders of any series of Securities and creditors of the Company other than their rights in relation to holders of Senior Indebtedness; or

               (c) prevent the Trustee or any holder of any series of Securities from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Indebtedness to receive distributions and payments otherwise payable to holders of such series of Securities.

          If the Company fails because of this Article XIII to pay principal of or interest on any series of Securities on the due date, the failure is still a Default or Event of Default.

          SECTION 13.09 Subordination May Not Be Impaired by the Company. No right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by any series of Securities shall be impaired by any act or failure to act by the Company or any Securityholder or by the failure of the Company or any Securityholder to comply with this Indenture.

          SECTION 13.10 Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

          Upon any payment or distribution of assets of the Company referred to in this Article XIII, the Trustee and the holders of any series of Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the holders of any series of Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIII.

          SECTION 13.11 Rights of Trustee and Any Paying Agent. Notwithstanding this Article XIII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and any paying agent may continue to make payments on the Notes, unless the Trustee shall have received at its Corporate Trust Office at least five Business Days prior to the date of such payment written notice of facts that would cause the payment of any Obligations with respect to any series of Securities to violate this Article XIII. Only the Company or a Representative may give the notice. Nothing in this Article XIII shall impair the payments to the Trustee under
Section 7.06 hereof.

          The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any agent may do the same with like rights.

          SECTION 13.12 Authorization to Effect Subordination. Each holder of any series of Securities, by the Securityholder's acceptance thereof, authorizes and directs the Trustee on such Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article XIII, and appoints the Trustee to act as such Holder's attorney-in-fact for any and all such purposes.


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

                                   ARTICLE XIV

                            Miscellaneous Provisions

          SECTION 14.01 Effect on Successors and Assigns. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind their respective successors and assigns, whether so expressed or not.

          SECTION 14.02 Actions by Successor. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

          SECTION 14.03 Notices. Except as otherwise expressly provided herein any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Company may be given or served by being deposited first class postage prepaid in a post-office letterbox addressed (until another address is filed in writing by the Company with the Trustee), as follows: Steelcase Inc., 901 44th Street, Grand Rapids, Michigan 49508, Attention: Legal Services. Any notice, election, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee. Any notice to be given to any Securityholder shall be given to each Securityholder by being deposited first class postage prepaid in a post-office letterbox addressed to his or her address as it appears in the Security Register and shall be sufficiently given if so mailed within the time prescribed herein. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

          SECTION 14.04 Governing Law. This Indenture and each Security shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

          SECTION 14.05 Treatment of Securities as Debt. It is intended that the Securities will be treated as indebtedness and not as equity for federal income tax purposes. The provisions of this Indenture shall be interpreted to further this intention.

          SECTION 14.06 Compliance Certificates and Opinions. (a) Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.


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

               (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

               (c) Any certificate, statement or opinion of any officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information with respect to which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer of officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion of or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          SECTION 14.07 Payments on Business Days. Except as provided pursuant to Section 2.01 pursuant to a Board Resolution, and as set forth in an Officers' Certificate, or established in one or more indentures supplemental to this Indenture, in any case where the date of maturity of interest or principal of any Security or the date of redemption of any Security shall not be a Business Day, then payment of interest or principal (and premium, if any) may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption, and no additional interest shall accrue as a result of such payment being made on the next succeeding Business Day.

          SECTION 14.08 Conflict with Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          SECTION 14.09 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 14.10 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

          SECTION 14.11 Separability. In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

          SECTION 14.12 Assignment. The Company will have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly-owned Subsidiary, provided that, in the event of any such assignment, the Company, will remain liable for all such obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.


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
          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                        STEELCASE INC.


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ____________________________,

                                        as Trustee


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------